                                                                   EXHIBIT 10.20

                  FIRST AMENDMENT TO EQUIPMENT LEASE AGREEMENT


        This FIRST AMENDMENT TO EQUIPMENT LEASE AGREEMENT (this "Amendment") is made as of the 17th day of August, 1994 by and between GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT FOR ITSELF AND CERTAIN PARTICIPANTS ("Lessor"), and CARLISLE PLASTICS, INC. ("Lessee").

                                  WITNESSETH:

        WHEREAS,  Lessor  and Lessee are parties  to  that  certain Equipment
Lease Agreement dated as of April 4, 1994 (the "Lease"), pursuant to which Lessor has agreed to lease to Lessee, and Lessee has agreed to lease from Lessor, the Equipment described in Equipment Schedule No. 1 dated as of April 4, 1994 (the "Equipment Schedule") which was executed pursuant thereto and formed a part thereof; and

        WHEREAS,  Lessor  and Lessee wish to  amend  the  Equipment Schedule;

        NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto agree as follows:

        1. CAPITALIZED TERMS. Unless otherwise specified herein, capitalized terms used but not otherwise defined herein shall have the same meaning assigned thereto in the Lease.

        2. AMENDMENTS TO THE EQUIPMENT SCHEDULE. The Equipment Schedule is hereby amended as of the date hereof by deleting Annexes B, C and D thereto in their entirety and inserting Annexes B, C and D, each of which is attached hereto and made a part hereof, in lieu thereof.

        3. REPRESENTATIONS AND WARRANTIES OF LESSEE. In order to induce Lessor to enter into this Amendment, Lessee represents and warrants to Lessor:

          (a) After giving effect to this Amendment, the representations and warranties of Lessor contained in the Lease are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date.

          (b) The execution, delivery and performance by Lessee of this Amendment and each of the documents and agreements described herein to which Lessee is a party are within its corporate powers and have been duly authorized by all necessary corporate action on the part of Lessee, and this Amendment and such documents and agreements are the legaL, valid and binding obligation of the Lessee enforceable against Lessee in accordance with their respective terms.

        4.        REFERENCE TO AND EFFECT ON THE LEASE.

        4.1. Except as specifically amended above, the Lease shall remain in full force and effect and is hereby ratified and confirmed.

        4.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lessor under the
Lease, or constitute a waiver of  any provision  of  the  Lease.   Upon  the
effectiveness   of   this Amendment,  each  reference  in the Lease  to  "this
Agreement," "hereunder," "hereof," or words of similar import shag mean and be a reference to the Lease as amended hereby.

        5.        MISCELLANEOUS.

        5.1 ENTIRE AGREEMENT. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

        5.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but an such counterparts shall constitute one and the same instrument.

        5.3. GOVERNING LAW. THE AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

        5.4. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        5.5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent for itself and certain
                              Participants, as Lessor

                              By: /s/ Christoper Ziluca
                                  ----------------------------------
                              Name:  Christopher Ziluca
                              Title: Senior Credit Analyst

                              CARLISLE PLASTICS, INC., as Lessee


                              By: /s/ Marie B. Humbert
                                  ----------------------------------
                              Name:  Marie B. Humbert
                              Title: Vice President -- Finance
                                     of Carlisle Film Products Group

revised 7/94                                                         ANNEX B TO
               SCHEDULE OF STIPULATED LOSS VALUES            EQUIPMENT SCHEDULE
               ----------------------------------

                       PRINCIPAL         BALLOON     PRINCIPAL
DATE    PAYMENT         PAYMENTS         PAYMENT      BALANCE
- - - ---------------------------------------------------------------
Apr-94     0         0.0000000%                    100.0000000%
May-94     1         1.2962963%                     98.7037037%
Jun-94     2         1.2962963%                     97.4074074%
Jul-94     3         1.2962963%                     97.1111111%
Aug-94     4         1.2962963%                     94.8148148%
Sep-94     5         1.2962963%                     93.5185185%
Oct-94     6         1.2962963%                     92.2222222%
Nov-94     7         1.2962963%                     90.9259259%
Dec-94     8         1.2962963%                     89.6296296%
Jan-95     9         1.2962963%                     88.3333333%
Feb-95     10        1.2962963%                     87.0370370%
Mar-95     11        1.2962963%                     85.7407407%
Apr-95     12        1.2962963%                     84.4444444%
May-95     13        1.6111111%                     82.8333333%
Jun-95     14        1.6111111%                     81.2222222%
Jul-95     15        1.6111111%                     79.6111111%
Aug-95     16        1.6111111%                     78.0000000%
Sep-95     17        1.6111111%                     76.3888889%
Oct-95     18        1.6111111%                     74.7777778%
Nov-95     19        1.6111111%                     73.1666667%
Dec-95     20        1.6111111%                     71.5555556%
Jan-96     21        1.6111111%                     69.9444445%
Feb-96     22        1.6111111%                     68.3333334%
Mar-96     23        1.6111111%                     66.7222223%
Apr-96     24        1.6111111%                     65.1111112%
May-96     25        1.6111111%                     63.5000001%
Jun-96     26        1.6111111%                     61.8888890%
Jul-96     27        1.6111111%                     60.2777779%
Aug-96     28        1.6111111%                     58.6666668%
Sep-96     29        1.6111111%                     57.0555557%
Oct-96     30        1.6111111%                     55.4444446%
Nov-96     31        1.6111111%                     53.8333335%
Dec-96     32        1.6111111%                     52.2222224%
Jan-97     33        1.6111111%                     50.6111113%
Feb-97     34        1.6111111%                     49.0000002%
Mar-97     35        1.6111111%                     47.3888891%
Apr-97     36        1.6111111%                     45.7777780%
May-97     37        1.8518519%                     43.9259261%
Jun-97     38        1.8518519%                     42.0740742%
Jul-97     39        1.8518519%                     40.2222223%
Aug-97     40        1.8518519%                     38.3703704%
Sep-97     41        1.8518519%                     36.5185185%
Oct-97     42        1.8518519%                     34.6666666%
Nov-97     43        1.8518519%                     32.8148147%
Dec-97     44        1.8518519%                     30.9629628%
Jan-98     45        1.8518519%                     29.1111109%
Feb-98     46        1.8518519%                     27.2592590%
Mar-98     47        1.8518519%                     25.4074071%
Apr-98     48        1.8518519%                     23.5555552%
May-98     49        1.8148148%                     21.7407404%
Jun-98     50        1.8148148%                     19.9259256%
Jul-98     51        1.8148148%                     18.1111108%
Aug-98     52        1.8148148%                     16.2962960%
Sep-98     53        1.8148148%                     14.4814812%
Oct-98     54        1.8148148%                     12.6666664%
Nov-98     55        1.8148148%                     10.8518516%
Dec-98     56        1.8148148%                      9.0370368%
Jan-99     57        1.8148148%                      7.2222220%
Feb-99     58        1.8148148%                      5.4074072%
Mar-99     59        1.8148148%                      3.5925924%
Apr-99     60        1.8148148%      1.7777776%      0.0000000%

revised 7/94                                                          ANNEX C TO
                 SCHEDULE OF TERMINATION VALUES               EQUIPMENT SCHEDULE
                 ------------------------------
                       PRINCIPAL         BALLOON     PRINCIPAL
DATE    PAYMENT         PAYMENTS         PAYMENT      BALANCE
- - - ---------------------------------------------------------------
Apr-94     0         0.0000000%                    100.0000000%
May-94     1         1.2962963%                     98.7037037%
Jun-94     2         1.2962963%                     97.4074074%
Jul-94     3         1.2962963%                     97.1111111%
Aug-94     4         1.2962963%                     94.8148148%
Sep-94     5         1.2962963%                     93.5185185%
Oct-94     6         1.2962963%                     92.2222222%
Nov-94     7         1.2962963%                     90.9259259%
Dec-94     8         1.2962963%                     89.6296296%
Jan-95     9         1.2962963%                     88.3333333%
Feb-95     10        1.2962963%                     87.0370370%
Mar-95     11        1.2962963%                     85.7407407%
Apr-95     12        1.2962963%                     84.4444444%
May-95     13        1.6111111%                     82.8333333%
Jun-95     14        1.6111111%                     81.2222222%
Jul-95     15        1.6111111%                     79.6111111%
Aug-95     16        1.6111111%                     78.0000000%
Sep-95     17        1.6111111%                     76.3888889%
Oct-95     18        1.6111111%                     74.7777778%
Nov-95     19        1.6111111%                     73.1666667%
Dec-95     20        1.6111111%                     71.5555556%
Jan-96     21        1.6111111%                     69.9444445%
Feb-96     22        1.6111111%                     68.3333334%
Mar-96     23        1.6111111%                     66.7222223%
Apr-96     24        1.6111111%                     65.1111112%
May-96     25        1.6111111%                     63.5000001%
Jun-96     26        1.6111111%                     61.8888890%
Jul-96     27        1.6111111%                     60.2777779%
Aug-96     28        1.6111111%                     58.6666668%
Sep-96     29        1.6111111%                     57.0555557%
Oct-96     30        1.6111111%                     55.4444446%
Nov-96     31        1.6111111%                     53.8333335%
Dec-96     32        1.6111111%                     52.2222224%
Jan-97     33        1.6111111%                     50.6111113%
Feb-97     34        1.6111111%                     49.0000002%
Mar-97     35        1.6111111%                     47.3888891%
Apr-97     36        1.6111111%                     45.7777780%
May-97     37        1.8518519%                     43.9259261%
Jun-97     38        1.8518519%                     42.0740742%
Jul-97     39        1.8518519%                     40.2222223%
Aug-97     40        1.8518519%                     38.3703704%
Sep-97     41        1.8518519%                     36.5185185%
Oct-97     42        1.8518519%                     34.6666666%
Nov-97     43        1.8518519%                     32.8148147%
Dec-97     44        1.8518519%                     30.9629628%
Jan-98     45        1.8518519%                     29.1111109%
Feb-98     46        1.8518519%                     27.2592590%
Mar-98     47        1.8518519%                     25.4074071%
Apr-98     48        1.8518519%                     23.5555552%
May-98     49        1.8148148%                     21.7407404%
Jun-98     50        1.8148148%                     19.9259256%
Jul-98     51        1.8148148%                     18.1111108%
Aug-98     52        1.8148148%                     16.2962960%
Sep-98     53        1.8148148%                     14.4814812%
Oct-98     54        1.8148148%                     12.6666664%
Nov-98     55        1.8148148%                     10.8518516%
Dec-98     56        1.8148148%                      9.0370368%
Jan-99     57        1.8148148%                      7.2222220%
Feb-99     58        1.8148148%                      5.4074072%
Mar-99     59        1.8148148%                      3.5925924%
Apr-99     60        1.8148148%      1.7777776%      0.0000000%

revised 7/94                                                         ANNEX D TO
                PRINCIPAL AMORTIZATION SCHEDULE              EQUIPMENT SCHEDULE
                -------------------------------
                       PRINCIPAL         BALLOON     PRINCIPAL
DATE    PAYMENT         PAYMENTS         PAYMENT      BALANCE
- - - ---------------------------------------------------------------
Apr-94     0         0.0000000%                    100.0000000%
May-94     1         1.2962963%                     98.7037037%
Jun-94     2         1.2962963%                     97.4074074%
Jul-94     3         1.2962963%                     97.1111111%
Aug-94     4         1.2962963%                     94.8148148%
Sep-94     5         1.2962963%                     93.5185185%
Oct-94     6         1.2962963%                     92.2222222%
Nov-94     7         1.2962963%                     90.9259259%
Dec-94     8         1.2962963%                     89.6296296%
Jan-95     9         1.2962963%                     88.3333333%
Feb-95     10        1.2962963%                     87.0370370%
Mar-95     11        1.2962963%                     85.7407407%
Apr-95     12        1.2962963%                     84.4444444%
May-95     13        1.6111111%                     82.8333333%
Jun-95     14        1.6111111%                     81.2222222%
Jul-95     15        1.6111111%                     79.6111111%
Aug-95     16        1.6111111%                     78.0000000%
Sep-95     17        1.6111111%                     76.3888889%
Oct-95     18        1.6111111%                     74.7777778%
Nov-95     19        1.6111111%                     73.1666667%
Dec-95     20        1.6111111%                     71.5555556%
Jan-96     21        1.6111111%                     69.9444445%
Feb-96     22        1.6111111%                     68.3333334%
Mar-96     23        1.6111111%                     66.7222223%
Apr-96     24        1.6111111%                     65.1111112%
May-96     25        1.6111111%                     63.5000001%
Jun-96     26        1.6111111%                     61.8888890%
Jul-96     27        1.6111111%                     60.2777779%
Aug-96     28        1.6111111%                     58.6666668%
Sep-96     29        1.6111111%                     57.0555557%
Oct-96     30        1.6111111%                     55.4444446%
Nov-96     31        1.6111111%                     53.8333335%
Dec-96     32        1.6111111%                     52.2222224%
Jan-97     33        1.6111111%                     50.6111113%
Feb-97     34        1.6111111%                     49.0000002%
Mar-97     35        1.6111111%                     47.3888891%
Apr-97     36        1.6111111%                     45.7777780%
May-97     37        1.8518519%                     43.9259261%
Jun-97     38        1.8518519%                     42.0740742%
Jul-97     39        1.8518519%                     40.2222223%
Aug-97     40        1.8518519%                     38.3703704%
Sep-97     41        1.8518519%                     36.5185185%
Oct-97     42        1.8518519%                     34.6666666%
Nov-97     43        1.8518519%                     32.8148147%
Dec-97     44        1.8518519%                     30.9629628%
Jan-98     45        1.8518519%                     29.1111109%
Feb-98     46        1.8518519%                     27.2592590%
Mar-98     47        1.8518519%                     25.4074071%
Apr-98     48        1.8518519%                     23.5555552%
May-98     49        1.8148148%                     21.7407404%
Jun-98     50        1.8148148%                     19.9259256%
Jul-98     51        1.8148148%                     18.1111108%
Aug-98     52        1.8148148%                     16.2962960%
Sep-98     53        1.8148148%                     14.4814812%
Oct-98     54        1.8148148%                     12.6666664%
Nov-98     55        1.8148148%                     10.8518516%
Dec-98     56        1.8148148%                      9.0370368%
Jan-99     57        1.8148148%                      7.2222220%
Feb-99     58        1.8148148%                      5.4074072%
Mar-99     59        1.8148148%                      3.5925924%
Apr-99     60        1.8148148%      1.7777776%      0.0000000%

                  AMENDMENT NO. 2 TO EQUIPMENT LEASE AGREEMENT
                  --------------------------------------------

        This Amendment No. 2 to Equipment Lease Agreement (this "Amendment") is dated as of October 25, 1994, between Carlisle Plastics,
Inc.,   ("Lessee")  and  General   Electric   Capital Corporation,   as  agent
for  itself  and  certain  Participants ("Lessor").

RECITALS
- - - --------

        B.    Lessee and Lessor are parties to an Equipment Lease Agreement
dated  as of April 4, 1994 (as amended  to  date,  the "Lease").   Unless
otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Lease.

        C. Lessee and Lessor have agreed to amend the Maximum Capital Expenditure and Debt to Equity Ratio covenants in the Lease as provided below.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Amendment.
              ----------

        (a) Section 15(a) of the Lease is hereby amended by deleting the period at the end thereof, substituting a semi-colon therefor and adding immediately after clause (11) thereof the word "or" and the following new clause (12):

        (12) Lessee shall fail to raise the Additional Capital by February 22, 1995, and, at any time after such failure, Lessee shall fail to maintain a weekly average of unused Borrowing Availability (as defined in the Credit Agreement) and Excess Availability (as defined in the Receivables Funding Facility) in the aggregate of not less than Ten Million Dollars ($10,000,000), measured on a weekly basis for the prior week.

        (b)   Exhibit B to the Lease is hereby amended by inserting therein
in   proper  alphabetical  order  the   following   new definition:

              "ADDITIONAL CAPITAL" shall mean additional debt or equity capital of Lessee in an amount at least Seven Million Dollars ($7,000,000) in excess of Lessee's total capital as of October 25, 1994, the terms and conditions of which must be satisfactory to Lessor in its sole discretion.

        (c) Section (a) of Exhibit G-1 to the Lease is hereby amended by deleting the following in its entirety:

              January 1, 1994, through December 31, 1994         $16,000,000
              January 1, 1995, through December 31, 1995         $12,000,000

and substituting the following in lieu therefor:

              January 1, 1994, through December 31, 1994         $19,400,000
              January 1, 1995, through December 31, 1995         $11,000,000

        (d) Section (e) of Exhibit G-1 to the Lease is hereby amended by deleting such section in its entirety and substituting the following in lieu therefor:

              (e)   Maximum  Funded Debt to Equity  Ratio.
                    Lessee and its subsidiaries on a Consolidated basis shall have and shall maintain at all times during the periods set forth below a ratio of (i) Funded Debt to (ii) Equity of not more than the ratios set forth opposite each of such periods:

        Lease Commencement Date through December 31, 1995            3.1 to 1.0
        January 1, 1996 through June 30, 1999                        3.0 to 1.0

        (e) Section 2.3 of Exhibit N to the Lease is hereby amended by deleting the word "and" prior to the clause (xii) thereof and by adding immediately after clause (xii) thereof before the period at the end thereof the following new clause (xiii):

              and (xiii) any Indebtedness incurred to raise the Additional Capital.

        2. CLOSING CONDITION. This Amendment shall be effective upon the receipt by Lessee and Lessor of executed counterparts of this Amendment or of telecopied confirmation of the execution and mailing of this Amendment.

        3. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which taken together shall constitute one and the same agreement.

        4. RATIFICATION. Except as expressly amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Lease shall remain unaltered and in full force and effect as amended hereby. Upon execution and delivery of this Amendment, no Default has occurred and is continuing.

        IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be duly executed as of the day and year first set forth above.

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              AS AGENT FOR ITSELF AND CERTAIN
                              PARTICIPANTS


                              By: /S/ RONALD F. CARAPEZZI
                                  ------------------------------------
                                Its:  Regional Manager

                              CARLISLE PLASTICS, INC.


                              By: /S/ PATRICK J. O'LEARY
                                  ------------------------------------
                                Its:  Chief Financial Officer